UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 1, 2026
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.50% Series L Non-Cumulative, perpetual preferred stock)	HBANZ	The Nasdaq Stock Market LLC
Common Stock—Par Value $0.01 per Share	HBAN	The Nasdaq Stock Market LLC
Nasdaq Texas, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Effective February 1, 2026, Huntington Bancshares Incorporated (“Huntington” or the "Company") completed its acquisition of Cadence Bank (“Cadence”) pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of October 26, 2025, by and among Huntington, The Huntington National Bank, a national bank and wholly owned subsidiary of Huntington ("Huntington National Bank"), and Cadence, as previously disclosed in Huntington's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 2, 2026 (the “Original Form 8-K”). Pursuant to the Merger Agreement, Cadence merged with and into Huntington National Bank, with Huntington National Bank continuing as the surviving bank (the "Transaction").
This Current Report on Form 8-K/A (the "Amendment") is being filed to amend and supplement the Original Form 8-K to include the financial statements of Cadence and the pro forma financial information required by Item 9.01 of Form 8-K.
The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Huntington and Cadence would have achieved had the companies been combined during the period presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. Except as described above, this Amendment does not otherwise amend, modify, or update the disclosures contained in the Original Form 8-K and should be read in conjunction with the Original Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited consolidated financial statements of Cadence as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025, 2024, and 2023 are filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of Huntington as of December 31, 2025, giving effect to the Transaction as if it had occurred on December 31, 2025, and the unaudited pro forma condensed combined statement of income of Huntington for the year ended December 31, 2025, giving effect to the Transaction as if it had occurred on January 1, 2025, are filed as Exhibit 99.2 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Forvis Mazars, LLP, independent registered public accounting firm (with respect to Cadence Bank).
99.1	Audited consolidated financial statements of Cadence Bank as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025, 2024, and 2023.
99.2	Unaudited pro forma condensed combined financial statements of Huntington Bancshares Incorporated and Cadence Bank as of and for the year ended December 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 15, 2026	By:	/s/ Marcy C. Hingst

Marcy C. Hingst
General Counsel